Schedule 14C Information

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Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

INFORMATION STATEMENT

August 28, 2026

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://www.tipfunds.org

This Information Statement is being furnished to all persons owning shares (“shareholders”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide shareholders with information regarding: (i) a money manager agreement (the “Phoenix Agreement”) between TIP and Phoenix Asset Management Partners Limited (“Phoenix”), a new money manager managing assets on behalf of the Fund; (ii) a money manager agreement (the “Fidelity Agreement”) between TIP and Fidelity Diversifying Solutions LLC (“Fidelity”), a new money manager managing assets on behalf of the Fund; and (iii) an amendment (the “Amendment”) to the fee schedule of the existing money manager agreement (the “CenterBook Agreement,” and together, with the Phoenix Agreement and the Fidelity Agreement, the “Agreements”) between TIP, on behalf of the Fund, and CenterBook Partners LP. (“CenterBook”). Among other things, this Information Statement describes generally the terms of each of the Agreements and the Amendment, and provides information about Phoenix, Fidelity and CenterBook. This Information Statement also explains why the Board of Trustees of TIP (the “Board” or the “Trustees”), all of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of TIP (the “Independent Trustees”) approved each of the Phoenix Agreement, the Fidelity Agreement, and the Amendment.

A Notice of Internet Availability of the Information Statement is being mailed on or about August 28, 2026, to shareholders of record as of August 1, 2026.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the Agreements, the Amendment, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, LLC (“TAS” or the “Adviser”), and TIP’s advisory agreement with TAS on behalf of Multi-Asset Fund.

PART II contains information about TIP, TAS, Phoenix, Fidelity, and CenterBook, and other miscellaneous items.

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I.        MONEY MANAGER AGREEMENTS WITH PHOENIX, FIDELITY, AND CENTERBOOK

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS is responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP Board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During an in-person meeting held on June 23, 2026 (the “June Meeting”), the Board evaluated and approved the Phoenix Agreement, the Fidelity Agreement, and the Amendment, on behalf of Multi-Asset Fund. The Phoenix Agreement, Fidelity Agreement, and the Amendment became effective July 1, 2026.

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the shareholders of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into each money manager agreement, including those described in this Information Statement, without seeking the vote of its shareholders in accordance with an exemptive order (the “Exemptive Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the Multi-Asset Fund, as a series of TIP, subject to TIP Board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving shareholder approval of those contracts. The Exemptive Order does not apply to the advisory agreement with TIP’s investment adviser, TAS, or any amendments to such agreement. This Information Statement is being provided to all shareholders of Multi-Asset Fund to provide information relating to the Phoenix Agreement, the Fidelity Agreement, and the Amendment as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Advisory Agreement dated as of September 29, 2023 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Advisory Agreement dated as of December 16, 2014 between TIFF Advisory Services, Inc. and TIP. Effective September 29, 2023, TAS converted from a Delaware non-stock corporation to an employee-owned public benefit limited liability company, organized under Delaware law (the “Reorganization”). The Advisory Agreement, which was initially approved by the Trustees of TIP at a meeting held on June 6, 2023, was submitted to a vote at a meeting of shareholders (the “Shareholder Meeting”). The purpose of submission of the Advisory Agreement to the Shareholder Meeting was to seek approval of the Advisory Agreement in connection with the Reorganization. Shareholders approved the Advisory Agreement at the Shareholder Meeting held on September 8, 2023. The Board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at the June Meeting. TAS (together with its predecessor TIFF Advisory Services, Inc.) has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

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Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the Board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the Board external money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS, on a monthly basis, an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2025, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $3,362,785. For the fiscal year ended December 31, 2025, the management fees earned by the Fund’s external money managers were $12,208,052 in the aggregate.

TAS also provides certain administrative and other services to TIP that are outside the scope of the Advisory Agreement pursuant to a services agreement. Under the services agreement, as of July 1, 2024, TAS receives on a monthly basis an annualized fee of 0.07% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the fiscal year ended December 31, 2025, the fees paid to TAS by Multi-Asset Fund under the services agreement were $962,587.

The Money Manager Agreement between TIP and Phoenix

At the June Meeting, the Board considered TAS’s recommendation that Phoenix be added as a money manager for Multi-Asset Fund. TAS recommended that Phoenix be added as a money manager for Multi-Asset Fund based on a number of factors, including, but not limited to, Phoenix’s performance, experience, investment approach and investment strategy. Phoenix invests primarily in equity securities. Phoenix seeks to invest in a concentrated portfolio of global equities, focusing on high-quality businesses with a high and enduring return on capital, protected by a durable competitive advantage, that can be purchased at prices offering a significant margin of safety against permanent loss of capital. Phoenix’s investment process is index-agnostic and prioritizes long term capital compounding over short-term market movements.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of Phoenix Money Manager Agreement”), the Trustees voted to approve the money manager agreement with Phoenix (“Phoenix Agreement”). The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with Phoenix.”

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Consideration of Phoenix Money Manager Agreement

With respect to its consideration of the proposed Phoenix Agreement, the Board took into account its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts. In advance of the June Meeting, the Board received and considered information and materials from TAS and from Phoenix encompassing a wide variety of topics in connection with the proposal, including, among other things: information regarding the asset management industry experience of Phoenix’s founder and Chief Investment Officer, Mr. Gary Channon, and Mr. James Wilson, Partner at Phoenix and the portfolio manager of the investment strategy proposed to be implemented by Phoenix on behalf of Multi-Asset Fund, and that of the firm as a whole; the firm’s investment strategy, philosophy and portfolio construction discipline, as well as its research process and output; anticipated portfolio characteristics, sector and market cap allocations and various related metrics, including illustrative investments and the rationale therefor; proposed investment guidelines for Multi-Asset Fund; performance information regarding the investment strategy proposed to be implemented by Phoenix, including annualized results, rolling performance data, performance versus benchmarks, performance attribution and upside and downside analysis; comparative information regarding the proposed money management fees and the fees charged or investment terms offered by Phoenix to other clients having similar investment objectives or employing strategies similar to those to be employed by Phoenix on behalf of Multi-Asset Fund; information regarding benefits expected to be derived from the money manager relationship, including Phoenix’s representation that it does not utilize soft dollar arrangements; and information regarding the potential for economies of scale in the provision of services to Multi-Asset Fund and the extent to which any potential scale benefits may be shared with shareholders.

The Board noted that the proposed management fee for the investment strategy to be implemented by Phoenix on behalf of Multi-Asset Fund consists of a performance fee that aligned Phoenix’s interests with those of Multi-Asset Fund. Information about Phoenix’s brokerage practices was also provided, including allocation methodologies, best execution, commission rates and the handling of trade errors. In addition, the Board considered information with respect to compliance, administration and risk management, including Phoenix’s risk monitoring, business continuity and disaster recovery planning, cybersecurity resources and risk assessments, and compliance oversight and compliance program; and confirmations regarding the absence of regulatory examinations, government inquiries, litigation or other proceedings affecting Phoenix.

In addition, the Board considered the following: (1) a memorandum from the Board’s independent legal counsel regarding the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of the Phoenix Agreement; (2) responses submitted by Phoenix to a questionnaire submitted by TAS, on behalf of the Board, requesting information necessary for the Trustees’ evaluation of the Phoenix Agreement; (3) a detailed report prepared by TAS assessing Phoenix and including information regarding the proposed money manager’s background, investment thesis, portfolio management personnel, philosophy and strategy, risk management, portfolio fit, references and other considerations; (4) certifications regarding Phoenix’s compliance program and code of ethics; (5) a summary of compliance findings for Phoenix prepared by TIP’s Chief Compliance Officer; and (6) the proposed Phoenix Agreement, including the proposed fee schedules and investment guidelines.

During the June Meeting, the Board met with representatives of TAS to discuss the materials provided in advance of the June Meeting regarding the proposed Phoenix Agreement. At the June Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing Phoenix as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the Board regarding, among other things, Phoenix’s scope of business and operations, potential advantages and risks associated with Phoenix, and the firm’s investment strategy.

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The Board also considered a number of additional factors in evaluating the Phoenix Agreement. The Board considered the money management services Phoenix was expected to provide to Multi-Asset Fund; the potential benefits of including Phoenix as a money manager to Multi-Asset Fund; operational matters related to the engagement of Phoenix and related risks; and other information deemed relevant.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the services expected to be provided by Phoenix and determined that the proposed fees under the Phoenix Agreement were reasonable in light of the nature, extent and quality of services expected to be provided. The Board did not specifically consider the profitability or expected profitability of Phoenix resulting from its relationship with Multi-Asset Fund because Phoenix is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to Phoenix were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the June Meeting and discussed above, including: (1) the terms of the Phoenix Agreement; (2) the reasonableness of the proposed money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by Phoenix in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by Phoenix; and (4) the nature and expected effects of adding Phoenix as a money manager to Multi-Asset Fund.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the Phoenix Agreement. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the Phoenix Agreement and other considerations.

In their deliberations with respect to these matters, the Trustees were advised by their independent legal counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts.

The Trustees concluded that the Phoenix Agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its shareholders, and that the fees provided in the Phoenix Agreement were fair and reasonable. In the Board’s view, approving the Phoenix Agreement was desirable and in the best interests of Multi-Asset Fund and its shareholders. In arriving at its decision to approve the Phoenix Agreement, the Board did not identify any single factor or group of factors as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of all of these factors together, with a view toward future long-term considerations. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

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Description of the Money Manager Agreement with Phoenix

The Phoenix Agreement for Multi-Asset Fund is included as Appendix A to this Information Statement. The following description of the Phoenix Agreement is qualified in its entirety by reference to the full text of the agreement.

The Phoenix Agreement provides that Phoenix will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the Board and TAS. The Phoenix Agreement requires Phoenix to give primary consideration to obtaining “best execution” – the most favorable price and efficient execution reasonably available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Phoenix may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”)) provided by such broker-dealers. Phoenix is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Phoenix determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the Phoenix Agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Phoenix from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The Phoenix Agreement provides that Phoenix will be compensated based on performance. The performance-based fee is 22% of the amount by which the value of the portfolio (net of expenses, charges, and fees) exceeds the value of a benchmark rate, determined by the rate of net returns of the MSCI World Index Total Return, generally calculated over 12-month periods each ending December 31, paid in arrears in the month that follows the last calendar month of the Calculation Period.

The Phoenix Agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund (such as the Exemptive Order); (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the Board of Trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Phoenix, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Phoenix Agreement provides that Phoenix shall not be liable to Multi-Asset Fund, TIP, or TAS for any loss arising out of any portfolio investment or disposition, but shall be liable to the Fund for any breach of fiduciary duty or loss resulting from willful misfeasance, bad faith, or gross negligence by Phoenix in providing services under the Phoenix Agreement or from reckless disregard by Phoenix of its obligations and duties under the Phoenix Agreement.

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The Money Manager Agreement between TIP and Fidelity

At the June Meeting, the Board considered TAS’s recommendation that Fidelity be added as a money manager for Multi-Asset Fund. TAS recommended that Fidelity be added as a money manager for Multi-Asset Fund based on a number of factors, including, but not limited to, Fidelity’s performance, experience, investment approach and investment strategy. Fidelity manages a diversified portfolio of both long and short positions, with a focus on US publicly traded equities. Fidelity uses alpha signals extracted from multiple differentiated data sets including: (1) fundamental analysts, (2) portfolio managers, and (3) alternative data. Fidelity’s strategy seeks to generate its returns from stock selection with low factor and industry risks. Fidelity may have long exposure of up to 150% of net assets and short exposure of up to 50% of net assets, with an aggregate gross exposure limit of 200% of net assets. Actual long and short exposures will vary according to market conditions.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of Fidelity Money Manager Agreement”), the Trustees voted to approve the Fidelity Agreement”. The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with Fidelity.”

Consideration of Fidelity Money Manager Agreement

With respect to its consideration of the proposed Fidelity Agreement, the Board took into account its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts. In advance of the June Meeting, the Board received and considered information and materials from TAS and from Fidelity encompassing a wide variety of topics in connection with the proposal, including, among other things: information regarding the asset management industry experience of Fidelity, a wholly owned subsidiary of Fidelity Management & Research Company LLC (d/b/a Fidelity Investments), the experience of the proposed portfolio management team and that of the firm’s other personnel; the firm’s investment strategy, philosophy and portfolio construction discipline, as well as its research process and output; anticipated portfolio characteristics, sector allocations and various related metrics; proposed investment guidelines for Multi-Asset Fund; performance information regarding Fidelity’s active mutual funds representing long-only equity strategies, including annualized results, rolling performance data, performance versus benchmarks, performance attribution and upside and downside analysis; comparative information regarding the proposed money management fees and the fees charged or investment terms offered by Fidelity to other clients having similar investment objectives or employing strategies similar to those to be employed by Fidelity on behalf of Multi-Asset Fund; information regarding benefits expected to be derived from the money manager relationship, including with respect to soft dollar arrangements, to the extent applicable; and information regarding the potential for economies of scale in the provision of services to Multi-Asset Fund and the extent to which any potential scale benefits may be shared with shareholders.

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The Board noted that the proposed management fee for the investment strategy to be implemented by Fidelity on behalf of Multi-Asset Fund included a performance fee that aligned Fidelity’s interests with those of Multi-Asset Fund. The Board also noted that the proposed asset-based fee, calculated monthly and paid no later than the last day of the month immediately following the end of the month to which the management fee relates, ranges from 0.25% to 0.50% per annum on assets comprising the portfolio and the asset-based fee rate is determined based upon the greater of (i) the net amount of total assets that are managed by Fidelity or its affiliates for the Fund and other funds advised by TAS or its affiliates, whether through a separate account or an interest in a pooled investment fund (“TIFF Assets”) invested with Fidelity (the sum of all TIFF Assets contributed to Fidelity less the sum of all TIFF Assets withdrawn from Fidelity) and (ii) the current value of the TIFF Assets, each as of the beginning of the relevant month. Information about Fidelity’s brokerage practices was also provided, including allocation methodologies, best execution, commission rates and the handling of trade errors. In addition, the Board considered information with respect to compliance, administration and risk management, including Fidelity’s risk monitoring, business continuity and disaster recovery planning, cybersecurity resources and risk assessments, and compliance oversight and compliance program ; and confirmations regarding the absence of regulatory examinations, government inquiries, litigation or other proceedings affecting Fidelity.

In addition, the Board considered the following: (1) a memorandum from the Board’s independent legal counsel regarding the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of the Fidelity Agreement; (2) responses submitted by Fidelity to a questionnaire submitted by TAS, on behalf of the Board, requesting information necessary for the Trustees’ evaluation of the Fidelity Agreement; (3) a detailed report prepared by TAS assessing Fidelity and including information regarding the proposed money manager’s background, investment thesis, portfolio management personnel, philosophy and strategy, risk management, portfolio fit, references and other considerations; (4) certifications regarding Fidelity’s compliance program and code of ethics; (5) a summary of compliance findings for Fidelity prepared by TIP’s Chief Compliance Officer; and (6) the proposed Fidelity Agreement, including the proposed fee schedules and investment guidelines.

During the June Meeting, the Board met with representatives of TAS to discuss the materials provided in advance of the June Meeting regarding the proposed Fidelity Agreement. At the June Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing Fidelity as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the Board regarding, among other things, Fidelity’s scope of business and operations, potential advantages and risks associated with Fidelity, and the firm’s investment strategy.

The Board also considered a number of additional factors in evaluating the Fidelity Agreement. The Board considered the money management services Fidelity was expected to provide to Multi-Asset Fund; the potential benefits of including Fidelity as a money manager to Multi-Asset Fund; operational matters related to the engagement of Fidelity and related risks; and other information deemed relevant.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the services expected to be provided by Fidelity and determined that the proposed fees under the Fidelity Agreement were reasonable in light of the nature, extent and quality of services expected to be provided. The Board did not specifically consider the profitability or expected profitability of Fidelity resulting from its relationship with Multi-Asset Fund because Fidelity is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to Fidelity were negotiated on an arm’s-length basis in a competitive marketplace.

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The Board based its evaluation on the material factors presented to it at the June Meeting and discussed above, including: (1) the terms of the Fidelity Agreement; (2) the reasonableness of the proposed money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by Fidelity in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by Fidelity; and (4) the nature and expected effects of adding Fidelity as a money manager to Multi-Asset Fund.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the Fidelity Agreement. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the Fidelity Agreement and other considerations.

In their deliberations with respect to these matters, the Trustees were advised by their independent legal counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts.

The Trustees concluded that the Fidelity Agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its shareholders, and that the fees provided in the Fidelity Agreement were fair and reasonable. In the Board’s view, approving the Fidelity Agreement was desirable and in the best interests of Multi-Asset Fund and its shareholders. In arriving at its decision to approve the Fidelity Agreement, the Board did not identify any single factor or group of factors as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of all of these factors together, with a view toward future long-term considerations. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Description of the Money Manager Agreement with Fidelity

The Fidelity Agreement for Multi-Asset Fund is included as Appendix B to this Information Statement. The following description of the Fidelity Agreement is qualified in its entirety by reference to the full text of the agreement.

The Fidelity Agreement provides that Fidelity will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the Board and TAS. The Fidelity Agreement requires Fidelity to give primary consideration to obtaining “best execution” – the most favorable price and efficient execution reasonably available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Fidelity may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”)) provided by such broker-dealers. Fidelity is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Fidelity determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the Fidelity Agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Fidelity from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

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The Fidelity Agreement provides that Fidelity will be compensated in part based on assets and in part based on performance. The asset-based fee, calculated monthly and paid no later than the last day of the month immediately following the end of the month to which the management fee relates, ranges from 0.25% to 0.50% per annum on assets comprising the portfolio and the asset-based fee rate is determined based upon the greater of (i) the net amount of TIFF Assets (as defined below) invested with Fidelity (the sum of all TIFF Assets contributed to Fidelity less the sum of all TIFF Assets withdrawn from Fidelity) and (ii) the current value of the TIFF Assets, each as of the beginning of the relevant month. The performance-based fee the manager may receive is 20% of the amount by which the value of the portfolio (net of expenses, charges, and fees) exceeds the value of a benchmark rate, determined by the rate of net returns of the Russell 1000 Index, generally calculated over 12-month periods each ending December 31, paid in arrears in the month that follows the last calendar month of the Calculation Period. “TIFF Assets” means the total assets that are managed by Fidelity or its affiliates for the Fund and other funds advised by TAS or its affiliates, whether through a separate account or an interest in a pooled investment fund.

The Fidelity Agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund (such as the Exemptive Order); (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the Board of Trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Fidelity, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Fidelity Agreement provides that Fidelity shall not be liable to Multi-Asset Fund, TIP, or TAS for any loss arising out of any portfolio investment or disposition, but shall be liable to the Fund for any breach of fiduciary duty or loss resulting from willful misfeasance, bad faith, or gross negligence by Fidelity in providing services under the Fidelity Agreement or from reckless disregard by Fidelity of its obligations and duties under the Fidelity Agreement.

The Amendment to the Fee Schedule of the Existing Money Manager Agreement between TIP and CenterBook

CenterBook manages certain assets of Multi-Asset Fund. In connection with its annual review of TIP’s investment advisory and money manager agreements and fees (the “Annual Review”) at the June Meeting, the Board approved the continuance of the money manager agreement between TIP, on behalf of CenterBook, including the Amendment for another one-year term commencing July 1, 2026. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the CenterBook Agreement was not required to be, and has not been, submitted to a vote of shareholders.

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At the June Meeting, TAS recommended, and the Trustees approved, the Amendment in connection with revisions to both CenterBook’s investment guidelines’ to adjust the upper leverage limit, and CenterBook’s asset-based and performance-based fee structure. The Amendment revises CenterBook’s upper leverage limit, increasing the maximum long exposure from 150% to 180%, and the maximum aggregate gross exposure from 220% to 260% of net assets. The Amendment also revises the management fee from a range of 0.25% to 1.00% to a fixed 0.75% annual rate, and provides that the performance-based fee, which ranges from 10% to 20%, is calculated based on the amount by which the value of the portfolio exceeds the Russell 3000 Index, without reduction for the asset-based fee incurred during the applicable calculation period. Prior to the Amendment, the asset-based fee was deducted from the amount of outperformance against the Russell 3000 Index when calculating the performance-based fee.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of Amended Fee Schedule with CenterBook Partners LP”), the Trustees voted at the June Meeting to approve the Amendment to become effective as of July 1, 2026. The terms of the existing money manager agreement are more fully described below under “Description of the Existing Money Manager Agreement and the Amendment.”

Consideration of Amended Fee Schedule with CenterBook Partners LP.

The Board evaluated and approved the Amendment. In considering the Amendment, the Board took into account information it had received in connection with its annual review of TIP’s investment advisory and money manager agreements and fees at the June Meeting (the “2026 Annual Review”), including information with respect to the CenterBook Agreement. The Board noted that it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and CenterBook for another one-year term, commencing July 1, 2026.

In connection with the 2026 Annual Review, the Board had requested and considered a wide range of information from TAS and CenterBook of the type it regularly considers when determining whether to continue Multi-Asset Fund’s money manager agreements as in effect from year to year. In approving the Amendment, the Board considered the same factors and information that it considered in approving the continuance of the money manager agreement with CenterBook, as well as such other information as the Board considered appropriate. During the 2026 Annual Review, the Board considered information regarding CenterBook’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about CenterBook’s brokerage practices was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program, as applicable. In addition, the Board considered information with respect to the compliance, risk management, and administration of CenterBook, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting CenterBook.

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The Board noted that the purpose of the Amendment was to revise the portfolio’s upper leverage limits and CenterBook’s asset-based and performance-based fee structure. The Board noted that, other than these changes, the terms of CenterBook’s current money manager agreement remained unchanged. In this regard, the Board considered the materials provided by TAS discussing the Amendment.

The Board considered information regarding the adjusted upper leverage limits and fee changes, CenterBook’s past performance, CenterBook’s personnel and services, and fees and expenses. The Board also considered the advisory services CenterBook is expected to provide to Multi-Asset Fund, operational and compliance matters relating to the new upper leverage limits and fee structure changes, additional costs related to the new upper leverage limits and fee changes, and other information deemed relevant. The Board considered CenterBook’s explanation of the challenges presented by the current fee structure, including that expense absorption is constraining reinvestment in the strategy and resources, the competitive market for money managers generally and the significant performance hurdle resulting from the existing fee structure. Also relevant to the Board’s assessment of the CenterBook Amendment was that TAS, Multi-Asset Fund management and Multi-Asset Fund’s portfolio managers are supportive of the proposed changes.

The Board also noted that TAS materials included a statement that CenterBook represented that the Amendment is not expected to result in any change in the nature, quality or extent of the advisory services that CenterBook currently provides to Multi-Asset Fund, or in the personnel or management teams responsible for providing those services, other than that required to implement the new strategy.

The Board also noted that in connection with the 2026 Annual Review, the Board (1) considered a memorandum from its independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of a money manager agreement; and (2) reviewed CenterBook’s responses to a questionnaire prepared by the Trustees’ independent counsel requesting information necessary for the Trustees’ evaluation of the CenterBook Agreement.

The Board noted the information received at regular meetings throughout the year related to the services rendered by CenterBook concerning the management of Multi-Asset Fund’s portfolio. The Board’s evaluation of the services provided by CenterBook took into account the Board’s knowledge and familiarity gained as Board members regarding the scope and quality of CenterBook’s investment management capabilities. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided by CenterBook, and expected to be provided by CenterBook. The Board did not specifically consider the profitability or expected profitability of CenterBook resulting from their relationship with Multi-Asset Fund because CenterBook is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to CenterBook were negotiated on an arm’s-length basis in a competitive marketplace. The Board noted that the proposed fee changes to be implemented by CenterBook on behalf of Multi-Asset Fund did not include breakpoints that would enable Multi-Asset Fund to benefit from economies of scale. The Board further noted, however, that Multi-Asset Fund’s performance fee still aligns CenterBook’s interests with those of Multi-Asset Fund.

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The Board based its evaluation on the material factors presented to it at the June Meeting and discussed above, including (1) the terms of the Amendment; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by CenterBook in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by CenterBook; (4) the overall organization, skills and experience of CenterBook in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of CenterBook towards the overall performance of Multi-Asset Fund.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the Amendment. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the Amendment and other considerations.

In their deliberations with respect to these matters, the Trustees were advised by their independent legal counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts.

The Trustees concluded that the Amendment was reasonable, fair, and in the best interests of Multi-Asset Fund and its shareholders, . In arriving at its decision to approve the Amendment, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations.

Description of the Existing Money Manager Agreement with CenterBook and the Amendment

The Amendment is included as Appendix C to this Information Statement. The following description of the existing money manager agreement and the amendment thereto is qualified in its entirety by reference to the full text of the CenterBook Agreement and to the Amendment.

The existing money manager agreement with CenterBook provides that CenterBook will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the Board and TAS. The existing money manager agreement requires CenterBook to give primary consideration to obtaining “best execution” – the most favorable price and efficient execution reasonably available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, CenterBook may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. Under the existing money manager agreement, CenterBook is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if CenterBook determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the existing money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts CenterBook from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

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The Amendment included a new fee schedule. Under the Amendment, CenterBook will continue to be compensated through both an asset-based fee and a performance-based fee. The Amendment replaces the asset-based fee, which previously ranged from 0.25% to 1.00% per year, with a fixed annual rate of 0.75% based on all assets comprising the portfolio being managed by CenterBook. The performance-based fee continues to range from 10% to 20% of the amount by which the value of the portfolio exceeds the applicable hurdle account, determined by reference to the Russell 3000 Index, with the applicable percentage decreasing as CenterBook’s total assets under management increases. The Amendment also revises the calculation of the performance-based fee so that the asset-based fee incurred during the applicable calculation period is no longer deducted from the amount by which the portfolio exceeds the hurdle. The performance-based fee continues to be calculated over a 12-month period ending December 31.

The existing money manager agreement with CenterBook provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund (such as the Exemptive Order); (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the Board of Trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by CenterBook, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The existing money manager agreement provides that CenterBook shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by CenterBook in providing services under the money manager agreement or from reckless disregard by CenterBook of its obligations and duties under the money manager agreement.

Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its fiscal year ended December 31, 2025. The table also shows a pro forma estimate of what such 2025 expenses would have been during that year had the fee schedule in the Phoenix Agreement, the Fidelity Agreement and the Amendment, which was also approved at the June Meeting and also became effective July 1, 2026, been in effect during that year. The table reflects only the asset-based portion of the Fidelity and CenterBook fee schedules but does not reflect the performance-based components of the Phoenix Agreement, the Fidelity Agreement and the Amendment because it is not known how such portfolios would have performed during the period. The table is designed to facilitate an understanding of the potential impact of the new arrangements on Multi-Asset Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as the amount of Fund assets managed by each money manager, the performance achieved by those money managers having performance-based fee schedules, and the Fund’s average net assets during relevant periods.

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Multi-Asset Fund

	2025 Actual Expenses	2025 Pro Forma Expenses
Shareholder Fees	None	None
(fees paid directly from your investment)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.13%	1.05%[a]
Other Expenses	0.53%	0.53%
Other Expenses	0.46%	0.46%
Expenses for Securities Sold Short	0.07%	0.07%
Acquired Fund Fees and Expenses	0.74%	0.74%
Fee Waiver	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	2.37%[b]	2.29%[a]

[a] Pro Forma Management Fees and Total Annual Fund Operating Expenses show an estimate of what the Fund’s expenses would have been in 2025 had the Phoenix Agreement, the Fidelity Agreement and the Amendment been in effect during 2025. The pro forma fees and expenses show only the effects of the asset-based portion of the fee schedules but not the performance-based portion of the fee schedules.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Cost of Investing Example

This example is intended to help shareholders compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2025 are used, as are pro forma estimates of what such 2025 expenses would have been had Phoenix and Fidelity served as money managers for Multi-Asset Fund during the year under the Phoenix Agreement and the Fidelity Agreement, respectively, and had CenterBook served as money manager for Multi-Asset Fund during the year under the Amendment, as shown in the expense table above. The pro forma expenses do not reflect the performance-based components of the fee schedules. The actual and pro forma examples assume that a shareholder invests $10,000 in the Fund for the time periods indicated, and then redeems all of their shares at the end of those periods. The examples also assume that the investment has a 5% return each year and the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table above. Actual costs may be higher or lower.

One Year	$240	$232

Three Years	$739	$715

Five Years	$1,265	$1,224

Ten Years	$2,706	$2,621

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II.        OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of one investment vehicle. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. TIP was re-organized as a statutory trust under Delaware law on September 11, 2014 and consists of Multi-Asset Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of this reorganization. Multi-Asset Fund is available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, LLC is the investment adviser to Multi-Asset Fund. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the Board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market or utilizes a particular investment style. TAS invests in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US treasury obligations, in accordance with the Fund’s investment objective, policies and restrictions.

Additional Information about Phoenix

James Wilson, Partner and Portfolio Manager, has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Wilson is a partner at Phoenix, and has been with the firm since 2013, and has 17 years' experience as an equity analyst. He holds a master's degree in Civil Engineering and has passed all three levels of the CFA program. The business address of each of Phoenix and Mr. Wilson is 80-82 Glentham Road, London, England WW13 9JJ. Phoenix is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Additional Information about Fidelity

Jonathan Pike (Quantitative Researcher), David Sargent (Quantitative Researcher) and Matt Torrey (Portfolio Manager) have primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Pike joined Fidelity in 2021 and prior to assuming his current role was an analyst at Point 72 Asset Management in the alpha capture book. Mr. Sargent joined Fidelity in 2023 and prior to assuming his current role was a quantitative researcher at Bain Capital Partnership Strategies, LP, where he was responsible for leading alpha research and co-managed an internal long only alpha capture portfolio. Mr. Torrey joined Fidelity in 1990. The business address of each of Fidelity and Messrs. Pike, Sargent and Torrey is 245 Summer Street, Boston MA 02210. Fidelity is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

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Additional information about CenterBook

David Stemerman (Co-Founder, Chief Executive Officer and Chief Investment Officer) co-founded CenterBook Partners LP in 2020 and has been with the firm since that time. Chris White (Head of Platform and Risk) joined CenterBook in 2020. CBP-AT Members LP, a Delaware limited partnership owns a significant portion of the securities issued by CenterBook Partners LP. Centerbook Partners, LLC, a Delaware limited liability company, serves as the general partner to CenterBook Partners LP. Alpha Theory, LLC, a North Carolina limited liability company, is the sole owner and managing member of the general partner. Alpha Theory owns 99% of the voting securities issued by CBP-AT Members LP. Cameron Hight, Co-Founder and Chairman of the Executive Board of CenterBook Partners LP, has a significant economic interest in CenterBook Partners LP, through his controlling interest of the voting securities issued by Alpha Theory. The business address of CenterBook Partners LP, its general partner, and Mr. Stemerman is 55 Railroad Avenue, Greenwich, CT 06830. The business address of Alpha Theory, LLC and Mr. Hight is 5701 Westpark Drive, Suite 105, Charlotte, NC, 28217.

CenterBook is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to Multi-Asset Fund, to TAS, or to the money manager. TAS and the money managers may cause Multi-Asset Fund to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no Trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in either of the money manager agreements with Phoenix, Fidelity or CenterBook. No Trustee purchased or sold securities of or interests in Phoenix, Fidelity or CenterBook, or any entity directly or indirectly controlling or controlled by Phoenix, Fidelity or CenterBook since January 1, 2026. No Trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of Phoenix, Fidelity or CenterBook. No Trustee or officer of TIP owns securities of or has any material direct or indirect interest in Phoenix, Fidelity or CenterBook or any other person controlling, controlled by, or under common control with Phoenix, Fidelity or CenterBook.

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Information Regarding the Service Providers to Multi-Asset Fund

Custodian. State Street Bank and Trust Company (“State Street”), One Congress Street, Boston, Massachusetts 02114, serves as the custodian of TIP’s assets. As custodian, State Street may employ sub-custodians outside the United States.

Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as TIP’s assets administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent.

Distributor. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of August 1, 2026, Multi-Asset Fund had 90,835,589.462 shares outstanding.

As of August 1, 2026, Research Triangle Institute (dba RTI International) (located at 3040 East Cornwallis Road, Research Triangle Park, NC 27709) is the beneficial owner of 17.41% of the outstanding shares of Multi-Asset Fund.

As of August 1, 2026, Shadyside Hospital Foundation (located at 5320 Centre Avenue, Pittsburgh, PA 15232) is the beneficial owner of 8.32% of the outstanding shares of Multi-Asset Fund.

As of August 1, 2026, East Tennessee Foundation (located at 520 W. Summit Hill Dr. SW, Knoxville, TN 37902) is the beneficial owner of 7.57% of the outstanding shares of Multi-Asset Fund.

As of August 1, 2026, the Trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2025, and semi-annual report for the period ended June 30, 2025, were previously distributed to shareholders. TIP’s semi-annual report for the period ended June 30, 2026 will be distributed to shareholders. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any shareholder requesting such reports. To request a copy of such reports, shareholders should contact TIP by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-833-959-8366

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Shareholder-specific account data: clientservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

19

Appendix A

Money Manager Agreement

This Money Manager Agreement (the “Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and Phoenix Asset Management Partners Limited, a company incorporated under the laws of the United Kingdom (the “Manager”), and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of July 1, 2026 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

In consideration of the mutual covenants herein contained, and each of TIP and the Manager intending to be legally bound, it is agreed as follows:

1.             Managed Assets

The Manager will provide investment management services with respect to certain Fund assets placed in a sub-account with the Fund’s custodian. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets at any time; provided, however, that the Fund will endeavor to provide at least 14 calendar days’ notice to the Manager prior to any withdrawal.

2.             Appointment and Powers of Manager; Investment Approach

(a)       Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)       Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

A-1

(ii)	determine solely for investment purposes what portion of the Managed Assets will be held uninvested; provided, however, nothing herein shall limit TAS’ right to direct the Manager to maintain a certain amount or percentage of the Managed Assets in cash or cash equivalents for shareholder liquidity and other purposes; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)       Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)       Voting. The Manager is not authorized to vote on behalf of the Fund any proxies relating to the Managed Assets. All rights to vote proxies relating to the Managed Assets are reserved by the Fund. Proxies for the Managed Assets are voted in accordance with TIP’s proxy voting policy, a copy of which has been provided to the Manager.

(e)       Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)       Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.             Requirements; Duties

(a)       Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

A-2

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

TIP shall, or shall cause TAS to, provide to the Manager on a timely basis, copies of all documents specified in Section 3(a)(ii) through (v), as well as copies of all documents, data, reports, and other information reasonably requested by the Manager as necessary or appropriate for the Manager to perform its duties and manage the Managed Assets as contemplated by this Agreement.

(b)       Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c)       Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act in a manner consistent with its fiduciary obligations to the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)       Valuation. The Manager shall have no responsibility or liability for any pricing decisions made by the board of trustees or its delegate relating to the Fund or the Managed Assets. All decisions relating to pricing, including the establishment, adjustment, or approval of pricing policies or strategies, shall be solely within the authority and discretion of the board of trustees or its delegate. The Manager shall not be deemed to have approved or warranted the appropriateness of any such pricing decisions. Notwithstanding the foregoing, the Manager shall review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information then in the possession of, or reasonably available to, the Manager, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the board of trustees of TIP.

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4.             Recordkeeping and Reporting

(a)       Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's written request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property then in its possession, and, upon written demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of all records (i) furnished by the Manager to the Fund, (ii) received by the Manager pursuant to Section 3(a), and (iii) the Manager determines as necessary or appropriate to satisfy its obligations under applicable law.

(b)       Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)       Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.             Purchase and Sale of Securities

(a)       Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities or instruments on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that such list will identify which brokers and dealers are affiliated persons, or affiliated persons of an affiliated person, of the Manager.

A-4

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)       Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or instruments to be so sold or purchased. In such event, allocation of securities or instruments so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.               Management Fees; Expenses

(a)     Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager.

(b)     Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund (and not the Manager) will be responsible for its own fees and expenses; provided, however that all expenses, charges, and fees related to the Managed Assets will be paid from the Managed Assets, including but not limited to (i) custodian and sub-custodian transaction and processing charges; (ii) the Management Fee and the Performance Fee; (iii) brokerage commissions incurred by the Managed Assets; (iv) short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities, if any; and (v) capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any. For all other expenses not specifically assumed by the Manager or Managed Assets hereunder, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for them. Expenses borne by the Fund (and not the Manager or the Managed Assets) include, but are not limited to, (i) general custodial fees for the Managed Assets and (ii) interest (excluding interest related to short sale activities) and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses only if authorized in advance by the Fund.

(c)       Notwithstanding the termination of this Agreement for any reason, the Manager shall remain entitled to receive all management and performance fees, reimbursable expenses, and any other amounts that have accrued or became payable to the Manager under this Agreement as of immediately prior to the effective date of termination. All such amounts shall be paid to the Manager in full in accordance with the payment terms set forth herein.

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7.               Non-Exclusivity of Services

 Nothing herein shall limit or restrict the Manager’s right, or the right of any of the Manager’s directors, officers, or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any person. In addition, the Manager is free to act for its own account and to provide investment management services and advice to others, including investment management services that pursue the same or substantially similar investment objectives, and/or using the same or substantially similar investment strategies, as the Manager pursues and uses in managing the Managed Assets as contemplated by this Agreement. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for their own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.             Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any loss arising out of any portfolio investment of disposition hereunder, except a loss arising out of any breach of fiduciary duty or a loss arising out of willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have with any provision of the federal securities laws, rules, and regulations adopted thereunder.

9.             Representations

(a)       The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

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(b)       The Manager represents that it is in material compliance with all applicable laws, rules, and regulations, both federal and state.

(c)       TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d)       TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV.

(e)       TIP represents that TIP and the Fund are in material compliance with all applicable laws, rules, and regulations, both federal and state.

(f)       The Manager represents that it shall notify TIP as soon as practicable in advance of any change in control of the Manager, within the meaning of the 1940 Act.

10.           Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 calendar days' written notice from the terminating party and on the date specified in the notice of termination.

The rights and obligations that are provided in Paragraphs 2(f), 4(a), 6(c), 8, 18, and 19 shall survive the cancellation, expiration, or termination of this Agreement.

11.           Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.           Assignment

Manager will not assign any of its rights or obligations hereunder without the written consent of TIP, it being understood that any change in control of Manager shall be deemed to be an assignment for purposes of this paragraph. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

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13.           Notices

All notices, requests, or other communications required to be given pursuant to this Agreement shall be in writing, and email shall be accepted if agreed to between the parties, and shall be deemed duly given or received when delivered electronically, in writing, or within three (3) business days after mailing via overnight delivery postage prepaid as follows:

Fund: TIFF Investment Program c/o TIFF Advisory Services, Inc. Attn: Chief Legal Officer 170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087 Email: miops@tiff.org with a copy to legal@tiff.org	Manager: Phoenix Asset Management Partners Limited Attn: Steve Tatters 80-82 Glentham Road London, England SW13 9JJ Email: steve@pamp.co.uk with a copy to james@pamp.co.uk

Each party may change its address by giving notice to the other party as herein required.

14.           Entire Agreement

This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof, and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

15.           Severability

If any provision of this Agreement is held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of a federal law reflected in any provision of this Agreement is altered by a rule of the U.S. Securities and Exchange Commission, regulation or order, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.           Counterparts

This Agreement may be executed in counterparts, and each counterpart shall be deemed to be an original, but all of which together, shall constitute one and the same instrument. For the avoidance of doubt, affirmation or signature of this Agreement by way of an electronic signature or by a signature or a representation of a signature affixed by mechanical means (an “Electronic Signature”) shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such person intending to be bound by the terms of this of this Agreement. Any person providing an Electronic Signature further agrees to take any and all additional actions, if any, evidencing their intent to be bound by the terms of this Agreement, as may be reasonably requested.

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17.           Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

18.           Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund if such disclosure is made in compliance with TIP’s procedures on the disclosure of portfolio holdings, when applicable; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Nothing in this section shall be deemed to prevent TIP from providing to third parties information identifying the name and investment performance of the Manager. No party may trade in any securities issued by another party while in possession of material non-public information about that party. The Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

19.          Manager’s Use of Performance-Related Data.

The Manager may use the performance track record of the Managed Assets and any other performance related data produced by the Manager with respect to the Managed Assets without any further consent of TIP or TAS, provided that such performance information (a) is used to prepare the performance of an investment strategy composite in accordance with the U.K. Financial Conduct Authority and/or the U.S. Securities and Exchange Commission advertising rules and/or the Global Investment Performance Standards (GIPS®) published by the CFA Institute, (b) is not used to advertise or market the Fund, TIP, or TAS and (c) does not specifically identify the Fund, TIP, or TAS by name.

* * *

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In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	Phoenix Asset Management Partners Limited
on behalf of the Fund

/s/ Christian Szautner	/s/ Steve Tatters
Signature	Signature

Christian Szautner	Steve Tatters
Chief Legal Officer	Director
Print Name/Title	Print Name/Title

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Schedule I

to the Money Manager Agreement (the “Agreement”)

between

Phoenix Asset Management Partners, Ltd. (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Fee Calculation

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Compensation

As compensation for the investment management services performed by the Manager pursuant to this Agreement, the Fund will pay to the Manager (i) an asset-based fee (the “Management Fee”) plus, where applicable, (ii) a performance-based fee (the “Performance Fee”), each as described below. For all calculations described hereunder, the net asset value (“NAV”) of the Managed Assets shall be net of all expenses, charges, and fees related to the Managed Assets (the “Netted Assets”), including but not limited to the following:

(i)	Custodian and sub-custodian transaction and processing charges;
(ii)	the Management Fee and the Performance Fee;
(iii)	brokerage commissions incurred by the Managed Assets;
(iv)	short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities, if any; and
(v)	capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any.

Certain Defined Terms

Account Values: A memorandum account shall be established for each Tranche (each an “NAV Account”), each with a Beginning of Period (“BOP”) Account Value and an End of Period (“EOP”) Account Value to be determined as follows:

●	For each NAV Account’s first Calculation Period, the BOP Account Value will equal the initial investment amount of the Tranche.

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●	For all Calculation Periods, the EOP Account Value will equal:

o	the NAV of the NAV Account at the end of the Calculation Period prior to the payment of any Performance Fee, minus
o	the deduction of all fees and expenses (as noted above in Compensation).

●	For an NAV Account’s subsequent Calculation Period, the BOP Account Value will equal:

o	the NAV of the NAV Account as of the last day of such prior Calculation Period minus
o	the dollar amount of the Performance Fee calculated for that Calculation Period, if any (and after withdrawals, if any).

●	In the event of a partial withdrawal from a Tranche, the BOP Account Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the BOP Account Value of such NAV Account by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

BOP Account Value = (NAVt) * (1-Withdrawal/NAVt-1)

Benchmark Account: A separate benchmark memorandum amount will be calculated for each Tranche (“Benchmark Account”). Each Tranche’s Benchmark Account will have a Benchmark Account BOP Value and Benchmark Account EOP Value to be determined as follows.

●	For a Tranche’s first Calculation Period, the Benchmark Account BOP Value will be equal to that Tranche’s BOP Account Value.

●	For all Calculation Periods, the Benchmark Account EOP Value will equal the Benchmark Account BOP Value multiplied by the sum of (i) one (1), plus (ii) the Benchmark Rate.

●	For any subsequent Calculation Period, if a Performance Fee has been paid, the Benchmark Account BOP Value shall be equal to the BOP Account Value.

●	For any subsequent Calculation Period, if a Performance Fee has not been paid, the Benchmark Account BOP Value will be equal to the Benchmark Account EOP Value.

●	In the event of a partial withdrawal from a Tranche, the Benchmark Account BOP Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the Benchmark Account BOP Value by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

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For purposes of calculating the Performance Fee, withdrawals from Tranches will be deemed to occur on a “first-in first-out” basis. For the avoidance of doubt, the payment of Management Fees or Performance Fees shall not be considered withdrawals.

Benchmark Rate: The Benchmark Rate is the rate of return of the MSCI World Index Total Return (ticker ^990100-USD-STRD).

Calculation Period: The period that:

(a) begins on the later of:

(i)         January 1 of any year for which compensation is to be paid; or

(ii)        for each new contribution within a calendar year the inception date of that addition

(b) ends on the earlier of:

(i)         December 31 of such year; or

(ii)        the date of any withdrawal.

Excess Return: Excess Return is the difference between the EOP Account Value of any NAV Tranche and the Benchmark Account EOP Value for such Tranche.

Manager Assets: Manager Assets means, as of a specified date, the total assets under management of the Manager and its affiliates, excluding the assets of all Manager Parties.

Manager Party: Manager Party means (i) the Manager, (ii) each of the Manager’s affiliates, (iii) each present or former owner, equity holder, officer, director or employee of the Manager or any of the Manager’s affiliates (each, a “Manager Insider”), (iv) each member of the family of any Manager Insider, (v) each fund or account managed by any of the foregoing persons described in clause (iii) or (iv) for the principal use or benefit of any of the foregoing persons described in clause (iii) or (iv), or (vi) a trust or other entity established for the benefit of any Manager Insider or any member of the family of any Manager Insider.

Tranches: The Managed Assets managed by the Manager. Each additional contribution of assets becomes a separate “Tranche” of Managed Assets. At the end of any Calculation Period for which a Performance Fee has been paid with respect to two or more Tranches, such Tranches shall be combined into a single Tranche NAV Account (as defined herein). Tranches for which no Performance Fee is paid shall remain separate Tranches and will not be combined.

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Management Fee Rate; Calculation and Payment of Management Fee: The Management Fee Rate in effect from time to time shall be 0% per annum.

The Management Fee will be calculated monthly as of the last day of the calendar month and separately for each Tranche, based on the average NAV of the Managed Assets for the month to which the fee relates. For each Management Fee calculation, the applicable Management Fee Rate will be determined for the month to which the Management Fee relates based upon the value of the Manager Assets as of the beginning of the month and (in each case, after deduction of the Netted Expenses but without regard to any accrual of the Performance Fee). The Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the Management Fee relates and will be prorated for periods less than a full calendar month. The Management Fee will be paid from the Managed Assets, except those Management Fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

The Management Fee will be paid as follows:

Performance Fee Rate; Calculation and Payment of Performance Fee: The Performance Fee Rate will be 22%. Performance Fees will be calculated at the end of each Calculation Period and separately for each Tranche.

If there is outperformance over the Benchmark Rate such that the Excess Return is positive, the Performance Fee will be equal to the Excess Return multiplied by the Performance Fee Rate.

If there is underperformance from the Benchmark Rate and the Excess Return is negative, the difference between the EOP Account Value and the Benchmark Account EOP Value will be multiplied by the Performance Fee Rate and will result in a negative Performance Fee amount.

Performance Fee = Excess Return * Performance Fee Rate

At the end of each Calculation Period:

●	if the Performance Fee is a positive amount, such amount will be paid to the Manager in arrears in the month that follows the last calendar month of the Calculation Period; and

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●	if the Performance Fee is a negative amount, no Performance Fee shall be paid. Under no circumstances shall a negative Performance Fee create a liability, clawback, carryforward balance, offset, or other repayment obligation of the Manager.

In the event of a partial withdrawal, the Performance Fee, if any, pertaining to such withdrawn assets will be determined immediately prior to such withdrawal and will be multiplied by a fraction, of which the numerator is the dollar amount withdrawn and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. The withdrawal date will be the end of a Calculation Period.

The Performance Fee will be prorated for periods less than a full calendar year.

Most Favored Nation: The Manager has provided TIP a true and complete copy of the Economic Terms of each agreement, written or oral, waiver, side letter or similar understanding (each, a “Related Agreement”) currently in effect on the date hereof by the Manager or any of its affiliates with any Similar Investor (defined below). If, at any time after the date hereof, the Manager or any of its affiliates enter into any agreement, written or oral, waiver, side letter or similar understanding, or amend or waive any Related Agreement (each a “Future Side Letter”), with any Economic Terms that are more favorable than the rights granted to the Fund pursuant to the Agreement, then, following the binding execution thereof, (a) the Manager shall promptly, and in any event within thirty (30) calendar days, disclose such terms to TIP in writing (with identifying information redacted or a redacted summary of the relevant terms), and (b) the Fund may elect, in writing to the Manager within 60 days of its receipt of such disclosure, to receive the benefit of such favorable terms and such terms will be deemed to be incorporated into the Agreement, mutatis mutandis, for the benefit of the Fund prospectively; provided that, if any of the more favorable rights are subject to any condition or obligation set forth in the applicable Future Side Letter, then the grant of such rights or benefits to the Fund will be contingent on the Fund’s agreement to be bound by any such condition or obligations. Without limiting any of the foregoing, the Fund shall not be bound by or precluded from any of its rights above by any statement in any Future Side Letter designating any term thereof as being exempt from or otherwise not subject to the Fund’s most favored rights under this paragraph or any other portion of the Agreement. Notwithstanding the foregoing, this provision shall not apply to any letter or similar agreement (i) relating to confidentiality or the disclosure (or manner of delivery) of any confidential matter, (ii) arising from any regulation, law, tax or written policy imposed on or applying to the recipient of the provision (unless the Fund is subject to the same or materially similar regulation, law, tax or written policy), or (iii) relating to fee waivers for Manager Insiders and their family members. For the purposes of the Agreement and this Schedule I, "Similar Investor" shall mean any investment vehicle managed by the Manager or any of its affiliate and that employs a substantially similar investment strategy as the Fund other than (i) the Manager and its affiliates, (ii) such investor group that is designated as of the date of the Agreement by the board of directors or governing body of any fund managed/advised by the Manager as a strategic investor in such fund (in consideration of a significant investment in such fund), (iii) any investor that is part of a share class, series, or other investment vehicle reserved for employees of Manager or for friends or family members of such employees, and (iv) any investor whose investment is higher than the total investment amount by the Fund that are more favorable than those granted to the Fund under this Agreement; and "Economic Terms" shall mean, with respect to any Similar Investor, any rights related to management fees, incentive or performance fees or allocations or expenses to be borne directly or indirectly by such investor.

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Appendix B

Money Manager Agreement

This Money Manager Agreement (the “Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and Fidelity Diversifying Solutions, LLC, a Delaware limited liability company (the “Manager”), and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of July 1, 2026 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

In consideration of the mutual covenants herein contained, and each of TIP and the Manager intending to be legally bound, it is agreed as follows:

1.            Managed Assets

(a)       The Manager will provide investment management services with respect to placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all of any portion of the Managed Assets from this management arrangement at any time.

2.             Appointment and Powers of Manager; Investment Approach

(a)       Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)       Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, LLC (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), and dispose of (by sale, exchange, or otherwise) securities and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

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(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)       Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)       Voting. The Manager shall not be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets. Proxies for the Managed Assets are voted in accordance with TIP’s proxy voting policy, a copy of which has been provided to the Manager. The Manager will not vote proxies for securities held in the Managed Assets or provide related advice. Under no circumstances, will the Manager be responsible or held liable for any acts or omissions to act by the Fund or its proxy voting agent in connection with proxy voting, including the forwarding of any proxy and related shareholder communications materials to the Fund or its proxy voting agent. In addition, the Manager will not take any action on behalf of the Fund in connection with any legal proceedings, including bankruptcies, shareholder suits or class action lawsuits involving securities held in, or formerly held in, the Managed Assets or the issuers of those securities. The Manager will forward all proof of claim forms and related materials that it receives and that relate to the Managed Assets to the Fund's custodian or the Fund upon receipt. The Manager will not be liable for failure to file proofs of claim on behalf of the Managed Assets.

(e)       Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)       Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

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3.            Requirements; Duties

(a)       Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(iii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

(b)       Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c)       Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act in a manner consistent with its fiduciary obligations to the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account pursuant to its compliance policies and procedures as described in its Form ADV Part 2.

(d)       Valuation. The Manager shall not be responsible for calculating the net asset value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund,. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide reasonable assistance upon request to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the board of trustees of TIP.

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4.            Recordkeeping and Reporting

(a)       Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund and records as may be required by law.

(b)       Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)       Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.            Purchase and Sale of Securities

(a)       Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities or instruments on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance with applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

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In placing such orders, the Manager will give primary consideration to seeking to obtain best execution in accordance with applicable law and the Manager’s compliance policies and procedures as described in its Form ADV Part 2. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)       Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or instruments to be so sold or purchased. In such event, allocation of securities or instruments so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients in accordance with its compliance policies and procedures as described in its Form ADV Part 2.

6.             Management Fees; Expenses

(a)       Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager.

(b)       Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund (and not the Manager) will be responsible for its own fees and expenses; provided, however that all expenses, charges, and fees related to the Managed Assets, including but not limited to: (i) custodian and sub-custodian transaction and processing charges; (ii) the Management Fee and the Performance Fee; (iii) brokerage commissions incurred by the Managed Assets; (iv) short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities, if any; and (v) capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any. For all other expenses not specifically assumed by the Manager or Managed Assets hereunder, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for them. Expenses borne by the Fund include, but are not limited to, (i) general custodial fees for the Managed Assets and (ii) interest (excluding interest related to short sale activities) and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses only if authorized in advance by the Fund.

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7.             Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for their own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.             Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any loss arising out of any portfolio investment of disposition hereunder, except for a loss arising out of any breach of fiduciary duty or a loss arising out of willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have with any provision of the federal securities laws, rules, and regulations adopted thereunder. The Manager will have no responsibility with respect to any assets other than the Managed Assets and will not be responsible for any loss incurred by reason of any act or omission of any broker or dealer, the custodian, or any other third party or authorized representative with respect to the Managed Assets (unless such loss was due to a breach of fiduciary duty or willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or the reckless disregard by the Manager of its obligations and duties under this Agreement). The Manager will have no responsibility for any loss resulting from anything done or omitted to be done in good faith in performing its services under this Agreement or in reliance on any written instructions from the Fund or any authorized representative thereof (unless such loss was due to a breach of fiduciary duty or willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or the reckless disregard by the Manager of its obligations and duties under this Agreement).

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9.             Representations

(a)       The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)       The Manager represents that it is in material compliance with all applicable laws, rules, and regulations, both federal and state.

(c)       TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d)       TIP acknowledges receipt of Parts 2A and B of the Manager's Form ADV.

(e)       TIP represents that TIP and the Fund are in material compliance with all applicable laws, rules, and regulations, both federal and state.

(f)       The Manager represents that it shall notify TIP as soon as practicable in advance of any change in control of the Manager, within the meaning of the 1940 Act.

10.           Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 calendar days' written notice from the terminating party and on the date specified in the notice of termination.

The rights and obligations that are provided in section (f) of Paragraph 2, Paragraph 8 and Paragraph 18 shall survive the cancellation, expiration, or termination of this Agreement.

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11.          Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.           Assignment

The Manager will not assign any of its rights or obligations hereunder without the written consent of TIP, it being understood that any change in control of Manager shall be deemed to be an assignment for purposes of this paragraph. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

13.           Notices

All notices, requests, or other communications required to be given pursuant to this Agreement shall be in writing, which shall include electronic communication , and shall be deemed duly given or received when delivered electronically, in writing, or three (3) business days after mailing via registered mail postage prepaid as follows:

Fund: TIFF Investment Program c/o TIFF Advisory Services, Inc. Attn: Chief Legal Officer 170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087 Email: miops@tiff.org with a copy to legal@tiff.org	Manager: Fidelity Diversifying Solutions LLC Attn: Casey Condron 245 Summer Street Boston, Massachusetts 02210 Email: Casey.Condron@frm.com

Each party may change its address by giving notice to the other party as herein required. The Manager may rely on any notice or other communication from any person reasonably believed to be genuine and authorized by TAS to act on its behalf. Electronic communication includes email or facsimile delivery as well as making notices or communications electronically available on the Manager's or its affiliates' internet site, if applicable, and providing notice of such availability. TIP acknowledges its consent to such electronic delivery of any notices, documents, or materials required and/or provided to TIP by Manager related to services under this Agreement. TIP may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the Manager.

14.           Entire Agreement

This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof, and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

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15.          Severability

If any provision of this Agreement is held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of a federal law reflected in any provision of this Agreement is altered by a rule of the U.S. Securities and Exchange Commission, regulation or order, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.           Counterparts

This Agreement may be executed in counterparts, and each counterpart shall be deemed to be an original, but all of which together, shall constitute one and the same instrument. For the avoidance of doubt, affirmation or signature of this Agreement by way of an electronic signature or by a signature or a representation of a signature affixed by mechanical means (an “Electronic Signature”) shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such person intending to be bound by the terms of this of this Agreement. Any person providing an Electronic Signature further agrees to take any and all additional actions, if any, evidencing their intent to be bound by the terms of this Agreement, as may be reasonably requested.

17.           Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

18.          Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

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No party may use or disclose to others Confidential Information, except: solely for the legitimate business purposes of the Fund if such disclosure is made in compliance with TIP’s procedures on the disclosure of portfolio holdings, when applicable ; as may be required by applicable law or rule or compelled or requested by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party. Nothing in this section shall be deemed to prevent TIP from providing to third parties information identifying the name of the Manager and investment performance of the Managed Assets, subject to compliance with Section 19. No party may trade in any securities issued by another party while in possession of material non-public information about that party. The Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund. TIP agrees to notify the Manager of any material changes to its Portfolio Holdings Disclosure Policies and Procedures.

TIP agrees that neither it nor its affiliates or agents (including TAS) shall use any position-level information furnished by the Manager hereunder in connection with the Managed Assets to seek to mirror or emulate the portfolio constituted by the Manager for the Managed Assets or in any way that substantially or materially mirrors or emulates such portfolio.

19.          Use of Name

It is understood that the name "Fidelity Diversifying Solutions, LLC," any abbreviated forms and derivatives thereof and any logo associated with that name is the valuable property of the Manager and that the Fund, TIP and TAS have the right to use such name (or derivative or logo), in TIP's or the Fund's prospectus, statement of additional information and registration statement or other filings, forms or reports required by TIP, the Fund or TAS under applicable state or federal securities, insurance, or other law, for so long as the Manager is a money manager to the Fund, provided, however, that TIP or the Fund may continue to use the name of the Manager in its registration statement and other documents to the extent deemed necessary by TIP or TAS to comply with disclosure obligations under applicable law and regulation. Except as provided below, neither TIP nor TAS nor any affiliate or agent thereof shall make reference to or use the name of the Manager or any of its affiliates in any advertising or promotional materials without prior approval of the Manager, which approval shall not be unreasonably withheld.

During the term of this Agreement, TIP or TAS shall have permission to use the Manager's full legal name, "Fidelity Diversifying Solutions LLC" (the "Mark") in connection with the sale and marketing of the Fund and in connection with providing information about the Fund and its money managers to current Fund shareholders. TIP shall provide to the Manager examples of the proposed marketing materials bearing any Mark (collectively, "Materials") for the Manager's prior review and written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The Manager or its affiliates(s) shall review and provide feedback, if any, on the proposed use as soon as possible, but in any event within ten {10) business days following the Manager's receipt of submitted Materials bearing any Mark.

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Notwithstanding anything contained herein to the contrary, TIP and TAS may use the Manager's name, "Fidelity Diversifying Solutions LLC" in any Materials when referring to the Manager in a factual manner without the need to seek the Manager's, or an affiliate's, written consent.

Upon termination or expiration of this Agreement, TIP and TAS shall immediately cease all use of the Mark. Upon such termination or expiration of this Agreement, TAS shall either provide copies of all Materials bearing any Mark to the Manager or use best efforts to destroy all such Materials, except as required by applicable law or TAS' record-keeping policies and procedures.

The Parties agree that, in order to streamline the review and approval process for any Materials bearing the Mark, one or more templates for such Materials may be provided to Manager for Manager's prior review and approval. Once a template for a particular type of Material has been approved by Manager in accordance with this Agreement (each, an "Approved Template"), all materials of the same type or class based on the Approved Template shall be considered approved by Manager and TIP shall not be required to separately submit each example of such Materials to Manager for its review or approval; provided, however, that no material change relating to the Mark is made by TIP as compared to that shown in an Approved Template.

TIP shall, upon Manager's reasonable request, and without charge to the Manager, supply copies of any Materials bearing any of the Mark to the Manager.

* * *

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In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	Fidelity Diversifying Solutions, LLC
on behalf of the Fund

/s/ Christian Szautner	/s/ Mark Botelho
Signature	Signature

Christian Szautner	Mark Botelho
Chief Legal Officer	Vice President
Print Name/Title	Print Name/Title

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Schedule I

to the Money Manager Agreement (the “Agreement”)

between

Fidelity Diversifying Solutions, LLC (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Fee Calculation

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Compensation

As compensation for the investment management services performed by the Manager pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Management Fee”) plus, where applicable, (ii) a performance based fee (the “Performance Fee”), each as described below. For all calculations described hereunder, the net asset value (“NAV”) of the Managed Assets shall be net of all expenses, charges, and fees, related to the Managed Assets (the “Netted Assets”), including but not limited to the following:

(i)	Custodian and sub-custodian transaction and processing charges;
(ii)	the Management Fee and the Performance Fee;
(iii)	brokerage commissions incurred by the Managed Assets;
(iv)	short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities, if any; and
(v)	capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any.

Certain Defined Terms

Account Values: A memorandum account shall be established for each Tranche (each an “NAV Account”), each with a Beginning of Period (“BOP”) Account Value and an End of Period (“EOP”) Account Value to be determined as follows:

●	For each NAV Account’s first Calculation Period, the BOP Account Value will equal the initial investment amount of the Tranche.

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●	For all Calculation Periods, the EOP Account Value will equal:

o	the NAV of the NAV Account at the end of the Calculation Period prior to the payment of any Performance Fee, minus
o	the deduction of all fees and expenses (as noted above in Compensation).

●	For an NAV Account’s subsequent Calculation Period, the BOP Account Value will equal:

o	the NAV of the NAV Account as of the last day of such prior Calculation Period minus
o	the dollar amount of the Performance Fee calculated for that Calculation Period, if any (and after withdrawals, if any).

●	In the event of a partial withdrawal from a Tranche, the BOP Account Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the BOP Account Value of such NAV Account by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

BOP Account Value = (NAVt) * (1-Withdrawal/NAVt-1)

Benchmark Account: A separate benchmark memorandum amount will be calculated for each Tranche (“Benchmark Account”). Each Tranche’s Benchmark Account will have a Benchmark Account BOP Value and Benchmark Account EOP Value to be determined as follows.

●	For a Tranche’s first Calculation Period, the Benchmark Account BOP Value will be equal to that Tranche’s BOP Account Value.

●	For all Calculation Periods, the Benchmark Account EOP Value will equal the Benchmark Account BOP Value multiplied by the sum of (i) one (1), plus (ii) the Benchmark Rate.

●	For any subsequent Calculation Period, if a Performance Fee has been paid, the Benchmark Account BOP Value shall be equal to the BOP Account Value.

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●	For any subsequent Calculation Period, if a Performance Fee has not been paid, the Benchmark Account BOP Value will be equal to the Benchmark Account EOP Value.

●	In the event of a partial withdrawal from a Tranche, the Benchmark Account BOP Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the Benchmark Account BOP Value by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

For purposes of calculating the Performance Fee, withdrawals from Tranches will be deemed to occur on a “first-in first-out” basis. For the avoidance of doubt, the payment of Management Fees or Performance Fees shall not be considered withdrawals.

Benchmark Rate: The Benchmark Rate is the rate of return of the Russell 1000 Index (ticker ^RIU).

Calculation Period: The period that:

(a) begins on the later of:

(i)	January 1 of any year for which compensation is to be paid; or

(ii)	for each new contribution within a calendar year the inception date of that addition

(b) ends on the earlier of:

(i)	December 31 of such year; or

(ii)	the date of any withdrawal.

Excess Return: Excess Return is the difference between the EOP Account Value of any NAV Tranche and the Benchmark Account EOP Value for such Tranche.

Fund Tranches: Fund Tranches means the Managed Assets placed with the Manager.

NAV: For assets in separate accounts, NAV means the daily average value of such separate accounts for the applicable period. For assets in pooled investment funds, NAV will be approximated using the value of the assets in such pooled investment funds at the opening of the applicable period, adjusted by any contributions or withdrawals during such period.

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Net Invested TIFF Assets: Net Invested TIFF Assets for any period means the sum of all TIFF Assets contributed to the Manager, less the sum of all TIFF Assets withdrawn from the Manager. For purposes of calculating the Net Invested TIFF Assets for a particular period, (A) each contribution of TIFF Assets to the Manager shall be valued as of the time it was made, and (B) each withdrawal of TIFF Assets from the Manager shall be valued such that, in the event of a partial withdrawal from a Tranche, the BOP Value for the remaining assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the BOP Value by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the assets attributable to that Tranche on the date of, but prior to, the withdrawal.

TIFF Assets: TIFF Assets for any period means the total assets that are managed by the Manager or its affiliates for funds advised by TIFF Advisory Services, LLC or its affiliates, whether through a separate account or an interest in a pooled investment fund. For assets in separate accounts, the value will be the daily average value of such separate accounts for the applicable period. For assets in pooled investment funds, the value will be approximated using the value of the assets in such pooled investment funda at the opening of the applicable period, adjusted by any contributions or withdrawals during such period.

TIFF Tranches: TIFF Tranches means TIFF Assets less Fund Tranches.

Tranches: Tranches includes Fund Tranches and TIFF Tranches (each as defined herein). Each additional contribution of assets becomes a separate "Tranche" of Managed Assets. At the end of any Calculation Period for which a Performance Fee has been paid with respect to two or more Tranches, such Tranches shall be combined into a single Tranche NAV Account (as defined herein). Tranches for which no Performance Fee is paid shall remain separate Tranches and will not be combined.

Management Fee Rate; Calculation and Payment of Management Fee: The Management Fee Rate in effect from time to time shall be determined as set forth in the table below.

Greater of Net Invested TIFF Assets and TIFF Assets (as of beginning of month)	Management Fee Rate (Annual)
Less than or equal to $100 million	0.50%
Greater than $100 million but less than or equal to $300 million	0.40%
Greater than $300 million but less than or equal to $500 million	0.35%
Greater than $500 million	0.25%

The Management Fee will be calculated monthly as of the last day of the calendar month and separately for each Tranche, based on the NAV of the Managed Assets for the month to which the Management Fee relates. For each Management Fee calculation, the applicable Management Fee Rate will be determined for the month to which the Management Fee relates based upon the greater of (A) the value of the Net Invested TIFF Assets as of the beginning of the month and (B) the value of the TIFF Assets as of the beginning of the month (in each case, after deduction of the Netted Expenses but without regard to any accrual of the Performance Fee). The Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the Management Fee relates and will be prorated for periods less than a full calendar month. The Management Fee will be paid from the Managed Assets, except those Management Fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

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The Management Fee will be paid as follows:

Performance Fee Rate; Calculation and Payment of Performance Fee: The Performance Fee Rate will be 20%. Performance Fees will be calculated at the end of each Calculation Period and separately for each Tranche.

If there is outperformance over the Benchmark Rate such that the Excess Return is positive, the Performance Fee will be equal to the Excess Return multiplied by the Performance Fee Rate.

If there is underperformance from the Benchmark Rate and the Excess Return is negative, the difference between the EOP Account Value and the Benchmark Account EOP Value will be multiplied by the Performance Fee Rate and will result in a negative Performance Fee amount.

The Performance Fee will be calculated and paid as follows:

Performance Fee = Excess Return * Performance Fee Rate

At the end of each Calculation Period:

●	if the Performance Fee is a positive amount, such amount will be paid to the Manager in arrears in the month that follows the last calendar month of the Calculation Period; and

●	if the Performance Fee is a negative amount, no Performance Fee shall be paid. Under no circumstances shall a negative Performance Fee create a liability, clawback, carryforward balance, offset, or other repayment obligation of the Manager.

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In the event of a partial withdrawal, the Performance Fee, if any, pertaining to such withdrawn assets will be determined immediately prior to such withdrawal and will be multiplied by a fraction, of which the numerator is the dollar amount withdrawn and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. The withdrawal date will be the end of a Calculation Period.

The Performance Fee will be prorated for periods less than a full calendar year. The Performance Fee will be paid from the Managed Assets, except those Performance Fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

Most Favored Nation:

The Manager agrees that if, after the effective date of this Agreement, it enters into an agreement with another investor in a substantially similar strategy managed in a substantially similar manner as TIP and having substantially similar legal and structure characteristics and servicing requirements, and such other investor (i) has assets invested in such portfolio that are equal to or less than the value of the TIFF Assets and (ii) receives a fee schedule that would result in a lower fee than the fee paid by TIP, the Manager will notify TIP in writing in a timely manner of such lower fee arrangement and shall allow TIP one hundred twenty (120) calendar days in which to elect entitlement to such lower fee on the same terms. The following investors shall not be considered for purposes of this section: (i) accounts of investors that, in the aggregate have more assets under management with the Manager and its affiliates, in aggregate, than the TIFF Assets; (ii) accounts of investors that are affiliates of the Manager.

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Appendix C

AMENDMENT

to SCHEDULE I to MONEY MANAGER AGREEMENT

This Amendment is entered into as of June 23, 2026, between CenterBook Partners LP (the "Manager") and TIFF Investment Program ("TIP") for its TIFF Multi-Asset Fund (the “Fund”).

RECITALS

WHEREAS, the Manager and the MAF are parties to that certain Money Manager Agreement dated as of April 27, 2022 (the "Agreement") pursuant to which the Manager serves as an investment adviser to the Fund; and

WHEREAS, pursuant to Section 11 of the Agreement, the parties hereto desire to amend and restate Schedule I to the Agreement; and

WHEREAS, the Manager represents that there will be no change in (a) the nature, quality or extent of services to be provided by the Manager; (b) the investment advisory or other services provided to the Fund; or (c) the personnel providing such services as a result of this amendment.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.   Amendment and Restatement.

(a)       Schedule I to the Agreement is amended and restated in its entirety with the Amended and Restated Schedule I attached hereto.

2.   Miscellaneous

(a)        This Amendment will be effective as of July 1, 2026.

(b)        Except as amended hereby, the Agreement will remain in full force and effect.

(c)        All capitalized terms used herein and not otherwise defined herein will have the meanings ascribed to them in the Agreement.

(d)       This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

C-1

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its duly authorized officer, as the case may be, as of the date and year indicated above.

on behalf of TIFF Multi-Asset Fund	on behalf of
TIFF Investment Program	CenterBook Partners LP

/s/ Christian Szautner	/s/ Mark Mennitt
Signature	Signature

Christian Szautner	Mark Mennitt
Chief Legal Officer	COO & CFO
Print Name/Title	Print Name/Title

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Amended and Restated Schedule I

to the

Money Manager Agreement (the “Agreement”)

Dated as of April 27, 2022

between

CenterBook Partners LP (the “Manager”) and

TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Compensation

As compensation for the investment management services performed by the Manager pursuant to this Agreement, the Fund will pay to the Manager (i) an asset-based fee (the “Investment Management Fee”) and (ii) where applicable, a performance-based fee (the “Performance Fee”), each as described herein. For all calculations described hereunder, the net asset value (“NAV”) of the Managed Assets shall be gross of all expenses, charges, and fees, except for the following:

(i)	sub-custodian transaction charges related to investments of the Managed Assets; and
(ii)	the Manager’s Investment Management Fees; and
(iii)	brokerage commissions incurred by the Managed Assets; and
(iv)	short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities by the Managed Assets.

All capitalized terms used but not defined in this Schedule I will have the meanings ascribed to them in the Agreement.

Certain Defined Terms

Calculation Period: The period that:

(a) begins on the later of:

(i)	January 1 of any year for which compensation is to be paid; or

(ii)	for each new contribution within a calendar year the inception date of that addition

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(b) ends on the earlier of:

(i)	December 31 of such year, even if less than 12 full months and even in the event of a partial withdrawal; or

(ii)	with respect to a Tranche from which a full withdrawal is made, the date of such withdrawal.

Tranches: The Managed Assets placed with the Manager. Each additional contribution of assets becomes a separate “Tranche” of Managed Assets.

At the end of any Calculation Period for which a Performance Fee has been paid with respect to two or more Tranches, such Tranches shall be combined into a single Tranche NAV Account (as defined below). Tranches for which no Performance Fee is paid shall remain separate Tranches and will not be combined.

Benchmark Rate: The Benchmark Rate is the rate of return of the Russell 3000 Index (^RUA).

Account Values: A memorandum account shall be established for each Tranche (each an “NAV Account”), each with a Beginning of Period (“BOP”) Account Value and an End of Period (“EOP”) Account Value to be determined as follows:

●	For each NAV Account’s first Calculation Period, the BOP Account Value will equal the initial investment amount of the Tranche.

●	For all Calculation Periods, the EOP Account Value will equal:

o	the NAV of the NAV Account at the end of the Calculation Period prior to the payment of any Performance Fee, minus
o	the deduction of all fees and expenses (as noted above in Compensation).

●	For an NAV Account’s subsequent Calculation Period, the BOP Account Value will equal:

o	the NAV of the NAV Account as of the last day of such prior Calculation Period minus
o	the dollar amount of the Performance Fee paid for that Calculation Period, if any (and after withdrawals, if any).

●	In the event of a partial withdrawal from a Tranche, the BOP Account Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the BOP Account Value of such NAV Account by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

BOP Account Value = (NAVt) * (1-Withdrawal/NAVt-1)

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Benchmark Account: A separate benchmark memorandum amount will be calculated for each Tranche (“Benchmark Account”). Each Tranche’s Benchmark Account will have a Benchmark Account BOP Value and Benchmark Account EOP Value to be determined as follows.

●	For a Tranche’s first Calculation Period, the Benchmark Account BOP Value will be equal to that Tranche’s BOP Account Value.

●	For all Calculation Periods, the Benchmark Account EOP Value will equal the Benchmark Account BOP Value multiplied by the sum of (i) one (1), plus (ii) Benchmark Rate.

●	For any subsequent Calculation Period, the Benchmark Account BOP Value shall be determined as follows:

●	If there is Excess Return for the preceding Calculation Period, the Benchmark Account BOP Value will equal the BOP Account Value for the new Calculation Period.

●	If there is no Excess Return for the preceding Calculation Period, the Benchmark Account EOP Value for such Tranche as of the last day of the Calculation Period just ended will be the Benchmark Account BOP Value for such Tranche in the immediately succeeding Calculation Period.

●	In the event of a partial withdrawal from a Tranche, the Benchmark Account BOP Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the Benchmark Account BOP Value by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

C-5

For purposes of calculating the Performance Fee, withdrawals from Tranches will be deemed to occur on a “first-in first-out” basis. For the avoidance of doubt, the payment of Investment Management or Performance Fees shall not be considered withdrawals.

Calculation and Payment of Investment Management Fee and Performance Fee: The Fund will pay the Manager an Investment Management Fee and a Performance Fee at the rates set forth in the table below. For the avoidance of doubt, the Investment Management Fee is a flat rate of seventy-five basis points (0.75%) per annum and does not decrement based on Manager assets under management (“MAUM”) or with the passage of time. The Performance Fee Rate is determined based on MAUM as set forth in the table below.

Manager Assets Under Management (MAUM)*	Investment Management Fee Rate	Performance Fee Rate
< $1 billion	0.75%	20%
> $1 billion	0.75%	17.5%
> $2 billion	0.75%	15%
> $3 billion	0.75%	15%
> $5 billion	0.75%	10%

*MAUM as defined herein shall include the total of both discretionary and non-discretionary assets under management of the Manager of any investment style in any investment product or account offered, managed, or advised by the Manager or its affiliates or subsidiaries. For the avoidance of doubt total assets shall include all assets managed by Manager or any of Manager’s affiliates or subsidiaries, for TIFF Advisory Services, Inc., (“TAS”) the adviser to the Fund, or any of TAS’ affiliates or subsidiaries.

The Investment Management Fee will be calculated and accrued daily as part of the NAV calculation. As of the last day of each calendar month, the Investment Management Fee due for that month will be determined based on the average balance of the Managed Assets during that month multiplied by the Investment Management Fee Rate, multiplied by the number of days in the period divided by the number of days in the year. The Investment Management Fee will be paid no later than the last day of the month after the month to which the fee relates and will be prorated for periods less than a full calendar month.

C-6

The Investment Management Fee will be paid as follows:

Calculation and Payment of Performance Fee:

Excess Return: Excess Return is the difference between the EOP Account Value of any NAV Tranche and the Benchmark Account EOP Value for such Tranche.

Performance Fee: The Performance Fee will be calculated at the end of each Calculation Period. The Performance Fee Rate in force will be determined based on the average month-end MAUM during the Calculation Period.

If the Excess Return is positive, the Performance Fee due will be equal to the product of Excess Return multiplied by the Performance Fee Rate. For the avoidance of doubt, the Performance Fee shall not be reduced by, offset against, or netted with the Investment Management Fee. If the Excess Return is zero or negative, no Performance Fee shall be due for such Calculation Period.

In the event of a partial withdrawal, the Performance Fee, if any, pertaining to such withdrawn assets shall be determined immediately prior to such withdrawal and will be multiplied by a fraction, of which the numerator is the dollar amount withdrawn and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

Performance Fees shall be payable in arrears in the month that follows the last calendar month of the Calculation Period. Performance Fees and payment thereof shall be calculated separately for each Tranche. Performance Fees shall be paid from the applicable Tranche.

C-7

Performance Fee Due = Excess Return * Performance Fee Rate

Non-Standard Crystallization Events: Notwithstanding the standard Calculation Period definition, the Fund and the Manager may mutually agree in writing to crystallize the Performance Fee as of any date associated with a benchmark transition or other non-standard event. Any such crystallization shall not be deemed a withdrawal for purposes of this Schedule I and shall result in the end of the applicable Calculation Period solely for Performance Fee calculation purposes.

Payment Timing for Performance Fees: Notwithstanding anything to the contrary in the Agreement or Schedule I, the Manager shall be paid any Performance Fee crystallized pursuant to this Amendment no later than April 30.

Most Favored Nation: The Manager agrees that as of the date of this Amended and Restated Schedule, the terms herein pertaining to the Investment Management Fee and the Performance Fee offered to the Fund are at least as favorable on an all-in basis (after certain research and data expenses which are not borne by the Fund but are incurred by the other investors) as those given to other investors with the Manager. If more favorable terms pertaining to an Investment Management Fee and/or Performance Fee (on an all-in basis) are granted, after the date of this Amended and Restated Schedule or the Money Manager Agreement between the Manager and the Fund, to another investor who has invested an amount of capital with the Manager that is less than or equal to the investment made by the Fund for the same or substantially similar investment strategy, the Manager will offer to the Fund the same all-in favorable terms as of the same date provided to such other investor. Notwithstanding the foregoing, the Fund’s most favored nation’s right shall not apply to any more favorable terms pertaining to fees granted to the directors, officers, members, and employees of the Manager and/or its affiliates (including their family members or associated entities).

C-8

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

August 28, 2026

An Information Statement intended for all persons owning shares (“shareholders”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”) as of August 1, 2026, is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage shareholders to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides shareholders of Multi-Asset Fund with information regarding: (i) a money manager agreement (the “Phoenix Agreement”) between TIP and Phoenix Asset Management Partners Limited (“Phoenix”), a new money manager managing assets on behalf of the Fund; (ii) a money manager agreement (the “Fidelity Agreement”) between TIP and Fidelity Diversifying Solutions LLC (“Fidelity”), a new money manager managing assets on behalf of the Fund; and (iii) an amendment (the “Amendment”) to the fee schedule of the existing money manager agreement (the “CenterBook Agreement,” and together, with the Phoenix Agreement and the Fidelity Agreement, the “Agreements”)between TIP, on behalf of the Fund, and CenterBook Partners LP. (“CenterBook”). At a meeting held on June 23, 2026, the Board of Trustees of TIP (the “Board” or the “Trustees”), all of whom are not “interested persons” of TIP, as such term is defined in the Investment Company Act of 1940, as amended, approved each of the Phoenix Agreement, the Fidelity Agreement, and the Amendment.

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Phoenix invests primarily in equity securities. Phoenix seeks to invest in a concentrated portfolio of global equities, focusing on high-quality businesses with a high and enduring return on capital, protected by a durable competitive advantage, that can be purchased at prices offering a significant margin of safety against permanent loss of capital. Phoenix’s investment process is index-agnostic and prioritizes long term capital compounding over short-term market movements. Fidelity manages a diversified portfolio of both long and short positions, with a focus on US publicly traded equities. Fidelity uses alpha signals extracted from multiple differentiated data sets including: (1) fundamental analysts, (2) portfolio managers, and (3) alternative data. Fidelity’s strategy seeks to generate its returns from stock selection with low factor and industry risks. Fidelity may have long exposure of up to 150% of net assets and short exposure of up to 50% of net assets, with an aggregate gross exposure limit of 200% of net assets. Actual long and short exposures will vary according to market conditions. CenterBook manages a diversified portfolio of both long and short positions, with a focus on US publicly traded equities. CenterBook uses alpha signals extracted from the research and position data of a diversified group of independent, process-oriented fundamental equity managers and combines them with quantitative position sizing and risk management to achieve a diversified portfolio. CenterBook may have long exposure of up to 180% of net assets and short exposure of up to 90% of net assets, with an aggregate gross exposure limit of 260% of net assets. Actual long and short exposures will vary according to market conditions.

The Information Statement contains additional information about Phoenix, Fidelity and CenterBook, the Phoenix Agreement, the Fidelity Agreement, the Amendment, and the Board’s consideration of the Phoenix Agreement, the Fidelity Agreement, and the Amendment.

TAS and TIP have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving shareholder approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to shareholders. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to shareholders online.

The full Information Statement will be available to review on the Fund’s website at https://www.tipfunds.org until at least August 1, 2027. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-833-959-8366

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Shareholder-specific account data: clientservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

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